--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 4, 2000
                                                   ----------------


                                 MIM Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)


        Delaware                  0-28740                      05-0489664
-------------------------  ------------------------    -------------------------
(State of incorporation) (Commission File Number)        (IRS Employer
                                                         Identification No.)

        100 Clearbrook Road, Elmsford, NY                     10523
   --------------------------------------------        --------------------
    (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (914) 460-1600
                                                           --------------


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events


     On February 4, 2000, MIM Corporation (the "Company"), through its principal pharmacy benefit management operating subsidiary, MIM Health Plans, Inc. ("Health Plans"), entered into a $30,000,000 secured revolving credit facility (the "Facility") with General Electric Capital Corporation, as Agent and Lender, and other lenders from time to time parties thereto. The Facility will be used by the Company for general working capital purposes and for future acquisitions. In addition, a portion of the Facility is available to the Company for the further development of the Company's e-commerce and other internet operations under its MIMRx.com, Inc. and Continental Pharmacy, Inc. subsidiaries. The Facility has a three year term and provides for borrowings of up to $30,000,000 at a rate of interest selected by the Company equal to the Index Rate (defined as the base rate on corporate loans at large U.S. money center commercial banks, as quoted in the Wall Street Journal) plus a margin, or a London InterBank Offered Rate plus a margin. Health Plans's obligations under the Facility are secured by a first priority security interest in all of Health Plans's receivables as well as other related collateral. Health Plans's obligations under the Facility are guaranteed by the Company.



Item 7.  Financial Statements and Exhibits.


             (c) Exhibits.

                10.64 Credit Agreement, dated as of February 4, 2000, among MIM Health Plans, Inc., MIM Corporation, the other Credit Parties signatories thereto, the other credit parties signatories thereto and General Electric Capital Corporation, for itself and as agent for other lenders from time to time a party to the Credit Agreement.




                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 9, 2000                         MIM Corporation
-----------------------


                                                By: /s/  Barry A. Posner
                                                    ------------------------
                                                      Name: Barry A. Posner
                                                      Title:  Vice President

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                                 Exhibit
-----------                                 -------

10.64 Credit Agreement, dated as of February 4, 2000, among MIM Health Plans, Inc., MIM Corporation, the other Credit Parties signatories thereto, the other credit parties signatories thereto, and General Electric Capital Corporation, for itself and as agent for other lenders from time to time a party to the Credit Agreement.